Cheviot Savings Bank
Supplemental Life Insurance Plan
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     Pursuant to due  authorization by its Board of Directors,  the undersigned,
CHEVIOT SAVINGS BANK, a state chartered  savings and loan located in Cincinnati,
Ohio  (the  "Bank"),   did   constitute,   establish  and  adopt  the  following
SUPPLEMENTAL LIFE INSURANCE PLAN (the "Plan"), effective July 6, 2005.

     The purpose of this Plan is to attract, retain, and reward Employees, by dividing the death proceeds of certain life insurance policies which are owned by the Bank on the lives of the participating Employees with the designated beneficiary of each insured participating Employee. The Bank will pay the life insurance premiums due under this Plan from its general assets.

                                   Article 1
                                  Definitions

     Whenever used in this Plan, the following terms shall have the meanings specified:

1.1      "Bank's Interest" means the benefit set forth in Section 3.1.
          --------------

1.2      "Beneficiary" means each designated person, or the estate of a deceased
          ------------
         Participant, entitled to benefits, if any, upon the death of a Participant.

1.3      "Beneficiary Designation Form" means the form established from time to
          ----------------------------
         time by the Plan Administrator that a Participant completes, signs and returns to the Plan Administrator to designate one or more Beneficiaries.

1.4      "Board" means the Board of Directors of the Bank as from time to time
          -----
         constituted.

1.5      "Change in Control" means a change in the ownership or effective
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         control of the Bank, or in the ownership of a substantial portion of the assets of the Bank, as such change is defined in Section 409A of the Code and regulations thereunder.

1.6      "Code" means the Internal Revenue Code of 1986, as amended.
          ----

1.7      "Disability" means Participant (i) is unable to engage in any
          ----------
         substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Bank. Medical determination of Disability may be made by either the Social Security Administration or by the provider of an accident or health plan covering employees of the Bank. Upon the request of the Plan Administrator, the Executive must submit proof to the Plan Administrator of Social Security Administration's or the provider's determination.

1.8      "Election  Form"  means the form  required  by the Plan  Administrator
          -------------
         of an eligible Employee to indicate acceptance of participation in this Plan.

1.9      "Employee" means an active employee of the Bank.
          --------

1.10     "Insured" means the individual Participant whose life is insured.
          -------

1.11     "Insurer" means the insurance company issuing the Policy on the life of
          ------
         the Insured.

1.12     "Net Death Proceeds" means the total death proceeds of the
          -----------------
         Participant's Policy or Policies minus the greater of (i) cash surrender value or (ii) the aggregate premiums paid.

1.13     "Participant" means an Employee (i) who is selected to participate in
          -----------
         the Plan, (ii) who elects to participate in the Plan, (iii) who signs an Election Form and a Beneficiary Designation Form, (iv) whose signed Election Form and Beneficiary Designation Form are accepted by the Plan Administrator, (v) who commences participation in the Plan, and (vi) whose Participation has not terminated.

1.14     "Participant's Interest" means the benefit set forth in Section 3.2.
          ----------------------

1.15     "Plan Administrator" means the plan administrator described in Article
          ------------------
         13.

1.16     "Policy" or "Policies" means the individual life insurance policy or
          --------------------
         policies adopted by the Plan Administrator for purposes of insuring a Participant's life under this Plan.

1.17     "Separation from Service" means that the Participant's service, as an
          -----------------------
         employee and independent contractor, to the Bank and any member of a controlled group as defined in Section 414 of the Code to which the Bank belongs, has terminated for any reason, other than by reason of a leave of absences approved by the Bank or the death of the Participant.

1.18     "Vested Insurance Benefit" means the Bank will provide the Participant
          ------------------------
         with continued insurance coverage from the date of vesting until death, subject to the forfeiture provisions detailed in Section 4.2 and
         Article 7. Article 4 explains how a Participant achieves vested status.


                                   Article 2
                                 Participation

2.1      Selection by Plan  Administrator.  Participation  in the Plan shall be
         --------------------------------
         limited to those Employees of the Bank selected by the Plan Administrator, in its sole discretion, to participate in the Plan.

2.2      Enrollment Requirements. As a condition to participation, each selected
         ----------------------
         Employee shall complete, execute and return to the Plan Administrator
         (i) an Election Form, and (ii) a Beneficiary Designation Form. In addition, the Plan Administrator shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3      Eligibility; Commencement of Participation. Provided an Employee
         ------------------------------------------
         selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Plan Administrator, and provided that the Policy or Policies on a such Employee have been issued by the Insurer(s), that Employee will become a Participant, be covered by the Plan and will be eligible to receive benefits at the time and in the manner provided hereunder, subject to the provisions of the Plan. A Participant's participation is limited to only issued Policies where the Participant is the Insured.

2.4      Termination of Participation. A Participant's rights under this Plan
         ----------------------------
         shall automatically cease and his or her participation in this Plan shall automatically terminate, if either of the following events occur:
         (i) if the Participant's employment with the Bank is terminated prior to meeting any of the criteria for a Vested Insurance Benefit under
         Section 4.1, or (ii) the Plan or any Participant's rights under the Plan are terminated in accordance with Section 4.2 or 12.1. In the event that the Bank decides to maintain the Policy after the Participant's termination of participation in the Plan, the Bank shall be the direct beneficiary of the entire death proceeds of the Policy.

                                   Article 3
                           Policy Ownership/Interests

3.1      Bank's Interest. The Bank shall own the Policies and shall have the
         ---------------
         right to exercise all incidents of ownership and, subject to Article 6, the Bank may terminate a Policy without the consent of the Insured. The Bank shall be the beneficiary of the remaining death proceeds of the Policies after the Participant's Interest is determined according to
         Section 3.2.

3.2      Participant's Interest. The Participant, or the Participant's assignee,
         ----------------------
         shall have the right to designate the Beneficiary of an amount of death proceeds as specified in Section 3.2.1 or 3.2.2. The Participant shall also have the right to elect and change settlement options with respect to the Participant's Interest by providing written notice to the Bank and the Insurer.

         3.2.1    Death Prior to Separation from Service. If the Participant
                  --------------------------------------
                  dies while employed by the Bank, the Participant's Beneficiary shall be entitled to a benefit equal to FIFTY THOUSAND DOLLARS ($50,000), provided that such benefit shall not exceed the lesser of: (i) the Net Death Proceeds or (ii) the amount set forth on the Participant's Election Form.

         3.2.2    Death After Separation from Service. If, pursuant to Article
                  -----------------------------------
                  4, a terminated Participant has a Vested Insurance Benefit at the date of death, the Participant's Beneficiary shall be entitled to a benefit equal to FIFTY THOUSAND DOLLARS ($50,000), provided that such amount shall not exceed lesser of: (i) the Net Death Proceeds or (ii) the amount set forth on the Election Form. If a terminated Participant has not achieved a Vested Insurance Benefit on the date of death, the Participant's Beneficiary will not be entitled to a benefit under this Plan.

                                    Article 4
                                     Vesting

4.1      Vested Insurance Benefit. The Participant shall have a Vested Insurance
         ------------------------
         Benefit equal to the amount specified in Section 3.2 at the earliest of the following events:

        4.1.1 Attainment of age fifty-five (55) while in the employ of the Bank;

        4.1.2    Separation from Service due to Disability;

        4.1.3    A Change in Control while employed by the Bank; or

        4.1.4 Adoption, by the Board at its discretion, of a resolution entitling the Participant to the Vested Insurance Benefit in
                 Section 3.2 under circumstances not addressed in Sections
                 4.1.1 through 4.1.3 above.

4.2      Forfeiture of Benefit. Notwithstanding the provisions of Section 4.1,
         ---------------------
         the Participant will forfeit his or her Vested Insurance Benefit if:
         (i) the Participant violates any of the provisions detailed in Article 7; (ii) in the case of a disabled Participant who vested pursuant to
         Section 4.1.3, if such Participant becomes gainfully employed by an entity other than the Bank; or (iii) the Participant provides written notice to the Bank declining further participation in the Plan.

                                    Article 5
                           Premiums And Imputed Income

5.1      Premium Payment.  The Bank shall pay all premiums due on all Policies.
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5.2      Economic Benefit. The Plan Administrator shall determine the economic
         ----------------
         benefit attributable to any Participant based on the life insurance premium factor for the Participant's age multiplied by the aggregate death benefit payable to the Participant's Beneficiary. The "life insurance premium factor" is the minimum amount required to be imputed under IRS Reg. ss.1.61-22(d)(3)(ii) or any subsequent applicable authority.

5.3      Imputed Income. The Bank shall impute the economic benefit to the
         ---------------
         Participant on an annual basis, by adding the economic benefit to the Participant's W-2, or if applicable, Form 1099.

                                    Article 6
                               Comparable Coverage

6.1      Insurance Policies. If a Participant has a Vested Insurance Benefit,
         ------------------
         the Bank may provide such benefit through the Policies purchased at the commencement of this Plan, or, if later, the Participant's commencement of participation in the Plan, or may provide comparable insurance coverage to the Participant through whatever means the Bank deems appropriate. If the Participant waives or forfeits his or her right to the Vested Insurance Benefit, the Bank shall choose to cancel the Policy or Policies on the Participant, or may continue such coverage and become the direct beneficiary of the entire death proceeds.

6.2      Offer to Purchase. If the Bank discontinues a Policy on a Participant
         -----------------
         who is employed by the Bank at the date of discontinuance or who has a Vested Insurance Benefit that has not been forfeited, the Bank shall give the Participant at least thirty (30) days to purchase such Policy. The purchase price shall be the fair market value of the Policy, as determined under Treasury Reg. ss.1.61-22(g)(2) or any subsequent applicable authority. Such notification shall be in writing.

                                    Article 7
                               General Limitations

7.1      Excess Parachute or Golden Parachute Payment. Notwithstanding any
         --------------------------------------------
         provision of this Agreement to the contrary, to the extent any distribution(s), if made, under the Section 2.4 would be treated as an "excess parachute payment" under Section 280G of the Code, the Bank shall reduce or delay the distribution(s) to the extent it would not be an excess parachute payment.

7.2      Termination for Cause. Notwithstanding any provision of this Plan to
         ---------------------
         the contrary, the Participant shall forfeit any right to a benefit under this Plan if the Bank terminates the Participant's employment for cause. Termination of the Participant's employment for "Cause" shall mean termination because of personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or material breach of any provision of the Plan. For purposes of this paragraph, no act or failure to act on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Bank.

7.3      Removal. Notwithstanding any provision of this Plan to the contrary,
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         the Participant's rights in the Plan shall terminate if the Participant is subject to a final removal or prohibition order issued by an appropriate federal banking agency pursuant to Section 8(e) of the Federal Deposit Insurance Act ("FDIA").

7.4      Non-compete Provision. The Participant shall forfeit any rights and
         ---------------------
         benefits under this Plan if during the term of this Plan the Participant, directly or indirectly, either as an individual or as a proprietor, stockholder, partner, officer, director, employee, agent, consultant or independent contractor of any individual, partnership, corporation or other entity (excluding an ownership interest of three percent (3%) or less in the stock of a publicly-traded company):

                  (i) becomes employed by, participates in, or becomes connected in any manner with the ownership, management, operation or control of any bank, savings and loan or other similar financial institution if the Participant's responsibilities will include providing banking or other financial services within the twenty-five (25) miles of any office maintained by the Bank as of the date of the termination of the Participant's employment;

                  (ii) participates in any way in hiring or otherwise engaging, or assisting any other person or entity in hiring or otherwise engaging, on a temporary, part-time or permanent basis, any individual who was employed by the Bank as of the date of termination of the Participant's employment;

                 (iii) assists, advises, or serves in any capacity, representative or otherwise, any third party in any action against the Bank or transaction involving the Bank;

                  (iv) sells, offers to sell, provides banking or other financial services, assists any other person in selling or providing banking or other financial services, or solicits or otherwise competes for, either directly or indirectly, any orders, contract, or accounts for services of a kind or nature like or substantially similar to the financial services performed or financial products sold by the Bank
                        (the preceding hereinafter referred to as "Services"),
                         to or from any person or entity from whom the Participant or the Bank, to the knowledge of the Participant provided banking or other financial services, sold, offered to sell or solicited orders, contracts or accounts for Services during the three (3) year period immediately prior to the termination of the Participant's employment;

                  (v) divulges, discloses, or communicates to others in any manner whatsoever, any confidential information of the Bank, to the knowledge of the Participant, including, but not limited to, the names and addresses of customers or prospective customers, of the Bank, as they may have existed from time to time, of work performed or services rendered for any customer, any method and/or procedures relating to projects or other work developed for the Bank, earnings or other information concerning the Bank. The restrictions contained in this subparagraph (v) apply to all information regarding the Bank, regardless of the source who provided or compiled such information. Notwithstanding anything to the contrary, all information referred to herein shall not be disclosed unless and until it becomes known to the general public from sources other than the Participant.

         7.4.1    Judicial Remedies. In the event of a breach or threatened
                  -----------------
                  breach by the Participant of any provision of these restrictions, the Participant recognizes the substantial and immediate harm that a breach or threatened breach will impose upon the Bank, and further recognizes that in such event monetary damages may be inadequate to fully protect the Bank. Accordingly, in the event of a breach or threatened breach of these restrictions, the Participant consents to the Bank's entitlement to such ex parte, preliminary, interlocutory, temporary or permanent injunctive, or any other equitable relief, protecting and fully enforcing the Bank's rights hereunder and preventing the Participant from further breaching any of his obligations set forth herein. The Participant expressly waives any requirement, based on any statute, rule of procedure, or other source, that the Bank post a bond as a condition of obtaining any of the above-described remedies. Nothing herein shall be construed as prohibiting the Bank from pursuing any other remedies available to the Bank at law or in equity for such breach or threatened breach, including the recovery of damages from the Participant. The Participant expressly acknowledges and agrees that: (i) the restrictions set forth in Section 7.4 hereof are reasonable, in terms of scope, duration, geographic area, and otherwise, (ii) the protections afforded the Bank in
                  Section 7.4 hereof are necessary to protect its legitimate business interest, (iii) the restrictions set forth in Section
                  7.4 hereof will not be materially adverse to the Participant's employment with the Bank, and (iv) his agreement to observe such restrictions forms a material part of the consideration for this Plan.

         7.4.2 Overbreadth of Restrictive Covenant. It is the intention of the parties that if any restrictive covenant in this Plan is determined by a court of competent jurisdiction to be overly broad, then the court should enforce such restrictive covenant to the maximum extent permitted under the law as to area, breadth and duration.

         7.4.3    Change in Control. The non-compete provision detailed in
                  -----------------
                  Section 7.4 hereof shall not be enforceable following a Change in Control.

7.5      Suicide or Misstatement. No benefits shall be payable if the
         -----------------------
         Participant commits suicide within two years after the date of this Plan, or if the insurance company denies coverage (i) for material misstatements of fact made by the Participant on any application for life insurance purchased by the Bank, or (ii) for any other reason; provided, however that the Bank shall evaluate the reason for the denial, and upon advice of legal counsel and in its sole discretion, consider judicially challenging any denial.

                                    Article 8
                                  Beneficiaries

8.1      Beneficiary. Each Participant shall have the right, at any time, to
         -----------
         designate a Beneficiary(ies) to receive any benefits payable under the Plan upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the beneficiary designation under any other plan of the Bank in which the Participant participates.

8.2      Beneficiary Designation; Change. A Participant shall designate a
         -------------------------------
         Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Plan Administrator or its designated agent. The Participant's beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Participant or if the Participant names a spouse as Beneficiary and the marriage is subsequently dissolved. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Plan Administrator prior to the Participant's death.

8.3      Acknowledgment. No designation or change in designation of a
         --------------
         Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.

8.4      No Beneficiary Designation. If the Participant dies without a valid
         --------------------------
         designation of beneficiary, or if all designated Beneficiaries predecease the Participant, then the Participant's surviving spouse shall be the designated Beneficiary. If the Participant has no surviving spouse, the benefits shall be made payable to the personal representative of the Participant's estate.

8.5      Facility of Payment. If the Plan Administrator determines in its
         -------------------
         discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

                                    Article 9
                                   Assignment

     Any Participant may assign without consideration all of such Participant's Interest in this Plan to any person, entity or trust. In the event a Participant shall transfer all of such Participant's Interest, then all of that Participant's Interest in this Plan shall be vested in his or her transferee, subject to such transferee executing agreements binding them to the provisions of this Plan, who shall be substituted as a party hereunder, and that Participant shall have no further interest in this Plan.

                                   Article 10
                                     Insurer

     The Insurer shall be bound only by the terms of its given Policy. The Insurer shall not be bound by or deemed to have notice of the provisions of this Plan. The Insurer shall have the right to rely on the Plan Administrator's representations with regard to any definitions, interpretations or Policy interests as specified under this Plan.

                                   Article 11
                           Claims And Review Procedure

11.1     Claims Procedure. A Participant or Beneficiary ("claimant") who has not
         ----------------
         received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

         11.1.1   Initiation - Written Claim.  The claimant initiates a claim by
                  --------------------------
                  submitting to the Plan Administrator a written claim for the benefits.

         11.1.2   Timing of Plan Administrator Response. The Plan Administrator
                  -------------------------------------
                  shall respond to such claimant within 90 days after receiving the claim. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

        11.1.3    Notice of Decision. If the Plan Administrator denies part or
                  ------------------
                  all of the claim, the Plan Administrator shall notify the claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                (a)     The specific reasons for the denial;
                (b) A reference to the specific provisions of the Plan on which the denial is based;
                (c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;
                (d) An explanation of the Plan's review procedures and the time limits applicable to such procedures; and
                (e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

11.2     Review  Procedure.  If the Plan  Administrator denies part or all of
         -----------------
         the claim, the claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:

         11.2.1   Initiation - Written Request. To initiate the review, the
                  ----------------------------
                  claimant, within 60 days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

         11.2.2   Additional Submissions - Information Access. The claimant
                  -------------------------------------------
                  shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

         11.2.3   Considerations on Review. In considering the review, the Plan
                  ------------------------
                  Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

         11.2.4   Timing of Plan Administrator's Response. The Plan
                  ---------------------------------------
                  Administrator shall respond in writing to such claimant within 60 days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

11.2.5            Notice of Decision. The Plan Administrator shall notify the
                  ------------------
                  claimant in writing of its decision on review. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                (a)     The specific reasons for the denial;
                (b) A reference to the specific provisions of the Plan on which the denial is based;
                (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and
                (d)     A statement of the claimant's right to bring a civil
                           action under ERISA Section 502(a).

                                   Article 12
                           Amendments And Termination

12.1     Non-Vested Insurance Benefit. Unless a Participant has a Vested
         ---------------------------
         Insurance Benefit pursuant to Section 4.1, the Bank may amend or terminate the Plan at any time, or may amend or terminate a Participant's rights under the Plan at any time prior to a Participant's death, by providing written notice of such to the Participant. In the event that the Bank decides to maintain the Policy after the Participant's termination of participation in the Plan, the Bank shall be the direct beneficiary of the entire death proceeds of the Policy.

12.2     Vested Insurance Benefit. If a Participant has a Vested Insurance
         ------------------------
         Benefit, the Bank may amend or terminate the Plan for that Participant only if: (i) continuation of the Plan would cause significant financial harm to the Bank, (ii) the Participant agrees to such action, or (iii) the Bank's banking regulator(s) issues a written directive to amend or terminate the Plan.

                                   Article 13
                                 Administration

13.1     Plan Administrator Duties. This Plan shall be administered by a Plan
         -------------------------
         Administrator which shall consist of the Board, or such committee or persons as the Board may choose. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

13.2     Agents. In the administration of this Plan, the Plan Administrator may
         ------
         employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Bank.

13.3     Binding Effect of Decisions. The decision or action of the Plan
         ---------------------------
         Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

13.4     Indemnity of Plan Administrator. The Bank shall indemnify and hold
         -------------------------------
         harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Plan Administrator or any of its members.

13.5     Information. To enable the Plan Administrator to perform its functions,
         -----------
         the Bank shall supply full and timely information to the Plan Administrator on all matters relating to the Base Salary of its Participants, the date and circumstances of the retirement, Disability, death or Separation from Service of its Participants, and such other pertinent information as the Plan Administrator may reasonably require.

                                   Article 14
                                  Miscellaneous

14.1     Binding  Effect. This Plan shall bind each Participant and the Bank,
         ---------------
         their beneficiaries, survivors, executors, administrators and transferees and any Beneficiary.

14.2     No Guarantee of Employment. This Plan is not an employment policy or
         --------------------------
         contract. It does not give a Participant the right to remain an Employee of the Bank, nor does it interfere with the Bank's right to discharge a Participant. It also does not require a Participant to remain an Employee nor interfere with a Participant's right to terminate employment at any time.

14.3     Applicable Law. The Plan and all rights hereunder shall be governed by
         --------------
         and construed according to the laws of the state of Ohio, except to the extent preempted by the laws of the United States of America.

14.4     Reorganization. The Bank shall not merge or consolidate into or with
         --------------
         another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Bank under this Plan. Upon the occurrence of such event, the term "Bank" as used in this Plan shall be deemed to refer to the successor or survivor company.

14.5     Notice. Any notice or filing required or permitted to be given to the
         ------
         Plan Administrator under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                        -------------------------------------------
                        Cheviot Savings Bank
                        -------------------------------------------
                        3723 Glenmore Avenue
                        -------------------------------------------
                        P O Box 11078
                        -------------------------------------------
                        Cheviot, Ohio 45211
                        -------------------------------------------

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

14.6     Entire Agreement. This Plan, along with a Participant's Election Form,
         ----------------
         Beneficiary Designation Form and any agreement in writing between the Bank and any Participant, constitute the entire agreement between the Bank and the Participant as to the subject matter hereof. No rights are granted to the Participant under this Plan other than those specifically set forth herein.

       IN WITNESS WHEREOF, the Bank executes this Plan as of the date indicated above.

                                        CHEVIOT SAVINGS BANK

                                        By Scott Smith
                                           ------------------------------------

                                        Title Chief Financial Officer
                                              ---------------------------------